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                                                                   EXHIBIT 10.15

UMC

                 UMC GROUP USA / NATIONAL SCIENTIFIC CORPORATION

                           Memorandum of Understanding

         THIS MEMORANDUM OF UNDERSTANDING ("MOU") is made this 28th day of March, 2000 by and between UMC Group (USA), a company incorporated in California ("UMC"), and National Scientific Corporation, a company incorporated in Texas ("National Scientific Corporation") in connection with provision by UMC Group
(USA) of semiconductor wafer manufacturing services to be performed by United Microelectronics Corporation, located in Taiwan, ROC ("Manufacturer").

1.       BASIC PURPOSE

         1.1 National Scientific Corporation has selected Manufacturer as its fabrication partner for the development of its next generation products, and wishes to secure wafer supply for wafers to be manufactured using Manufacturer's 0.25um RF CMOS processes (defined as "Process Technology"). UMC wishes to assist National Scientific Corporation by negotiating, subject to National Scientific Corporation's entry into UMC's Standard Reciprocal Nondisclosure Agreement, attached hereto as Exhibit A, towards an agreement providing capacity at Manufacturer's facilities.

2.       UMC'S INTENTIONS

         2.1 UMC, subject to National Scientific Corporation's adherence to its projected project plan (to be defined and mutually agreed to), intends to arrange for manufacturing capacity on National Scientific Corporation's behalf at UMC facilities, utilizing Process Technology, for up to a total of 500 8" equivalent wafers per month during year 2001 AND 2002 provided National Scientific Corporation provides UMC with a 6-month rolling forecast on a monthly basis.

3.       NATIONAL SCIENTIFIC CORPORATION'S INTENTIONS

         3.1 Subject to the execution of a Foundry Agreement with UMC, National Scientific Corporation intends to utilize UMC to service its semiconductor wafer foundry needs for National Scientific Corporation's RF CMOS chips.

         3.2 National Scientific Corporation intends to work diligently to implement its projected project plan and to develop forecasts of its wafer manufacturing needs in a timely manner and to provide such forecasts to UMC.

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4.       NATURE OF AGREEMENT

         4.1 This MOU is intended to be an expression of the good faith intentions of the parties and to commit them to negotiate in good faith in accordance with its terms. Nevertheless, except for the obligations contained in Exhibit A and the obligation to negotiate in good faith in accordance with the terms of this MOU, this MOU does not otherwise create any binding obligation nor liability. Both parties intend to negotiate and execute a Foundry Agreement by the time that National Scientific Corporation places its first production order with UMC, and will diligently negotiate in good faith with one another to that end. In the event that the parties fail to negotiate and execute such an agreement by that time, or at all, however, any orders placed with UMC shall be subject to UMC's Standard Terms and Conditions.

The parties represent that those signing on their respective behalves below are authorized to enter this MOU and to bind them to its terms. This MOU is enforceable according to its terms, provided that upon signature to the more definitive Agreement, the terms of that Agreement will control.

AGREED ON BEHALF OF:

NATIONAL SCIENTIFIC                              UMC GROUP (USA)
CORPORATION, INC.



By: /s/ Majid M. Hashemi                     By: /s/ Jim Kupec
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    signature                                      signature

    Majid M. Hashemi                             Jim Kupec
    ---------------------                        ---------------------
    Name                                           Name

    Group President, CTO                         President, UMC (USA)
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    Title                                          Title

    March 30, 2001                               March 29, 2001
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    Date                                           Date





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